State Street Institutional Investment Trust

SUPPLEMENT DATED OCTOBER 13, 2016

TO

SUMMARY PROSPECTUS AND PROSPECTUS

DATED APRIL 29, 2016

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2016,

EACH AS SUPPLEMENTED

State Street Clarion Global Infrastructure & MLP Fund

Class A (SSISX)

Class I (SSIUX)

Class K (SSIVX)

The Summary Prospectus, Prospectus and Statement of Additional Information for the State Street Clarion Global Infrastructure & MLP Fund (the “Fund”) are hereby supplemented. The following information supersedes any information to the contrary regarding the Fund contained in the Fund’s Prospectus and Statement of Additional Information:

The State Street Institutional Investment Trust’s Board of Trustees has approved a Plan of Liquidation and Termination of Series (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about December 14, 2016 (the “Liquidation Date”). During the period between the effective date of the Plan (December 5, 2016) and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, and may not pursue or achieve its investment objective.

In anticipation of the Fund’s liquidation, the Fund will cease the sale of its shares to new shareholders upon the close of business on November 18, 2016; however, shares of the Fund may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on December 5, 2016, the Fund will no longer accept orders from existing shareholders to purchase additional shares. Existing shareholders of the Fund may, consistent with the requirements set forth in the Prospectus, redeem or exchange their shares into shares of the same class of other State Street Funds at any time prior to the Liquidation Date as long as such share class is available for incoming exchanges.

At or immediately prior to the Liquidation Date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund all of the Fund’s investment company taxable income and net tax-exempt income, if any (computed without regard to any deduction for dividends paid), all of its net capital gain, if any (after reduction for any capital loss carryforward), in each case for the taxable year ending on the Liquidation Date, and any prior taxable year in respect of which the Fund is eligible to declare a spillback dividend, and any additional amounts necessary to avoid any excise tax.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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